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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004





                                    FORM 8-K




                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 11, 1997




                          Commission file number 1-977
                                                 -----

                                CBS CORPORATION
                                ---------------
                          (Exact name of registrant as
                           specified in its charter)



      PENNSYLVANIA                              25-0877540
      ------------                              ----------
(State or other jurisdiction                 (I.R.S. Employer
     of incorporation)                    Identification Number)


 Westinghouse Building, 11 Stanwix Street, Pittsburgh, Pennsylvania 15222-1384
 -----------------------------------------------------------------------------
               (Address of principal executive offices; zip code)




                                 (412) 244-2000
                                 --------------
               (Registrant's Telephone No., including area code)



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Item 5.  Other Events

     Due to the sale of Thermo King, the pending sale of Power Generation, and the pending separation of the remaining industrial businesses, the Registrant has placed these businesses in Discontinued Operations and restated its financial results accordingly. In connection with this action, the income statement for the Registrant has been restated for the 1997 first, second, and third quarters, 1996 and 1995, by quarter, and total year 1994, 1993, and 1992. A copy of the restated condensed consolidated statement of income for these time periods is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety. Also in connection with this action, the Registrant has restated segment results for the 1997 first, second, and third quarters, 1996 and 1995, by quarter, and total year 1994, 1993, and 1992 to allow comparisons between the segments. A copy of the restated segment financial results for these periods is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety. Also in connection with this action, special items included in results of operations for 1996, by quarter, and total year 1995 and 1994 have been restated. Special items for these periods have been attached hereto as
Exhibit 99.3 and have been incorporated herein in their entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         Exhibit No.

           99.1 Condensed Consolidated Statement of Income for the 1997 first, second, and third quarters, 1996 and 1995, by quarter, and total year 1994, 1993, and 1992 is filed as Exhibit 99.1 to this Report.

           99.2 Segment Results for the 1997 first, second, and third quarters, 1996 and 1995, by quarter, and total year 1994, 1993, and 1992 is filed as Exhibit 99.2 to this Report.

           99.3 Special items included in results of operations for 1996, by quarter, and total year 1995 and 1994 is filed as Exhibit 99.3 to this Report.





                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CBS CORPORATION
                                                    (Registrant)


                                       By:      /s/ Carol V. Savage
                                                ------------------------
                                                Carol V. Savage
                                                Vice President and
                                                Chief Accounting Officer


Date:  December 11, 1997


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                                 EXHIBIT INDEX
                                 -------------




Exhibit No.         Description                             Sequential Page No.
-----------         -----------                             -------------------

 99.1               Condensed Consolidated Statement of
                    Income for the 1997 first, second,
                    and third quarters, 1996 and 1995,
                    by quarter, and total year 1994,
                    1993, and 1992.

 99.2               Segment Results for the 1997 first,
                    second, and third quarters, 1996
                    and 1995, by quarter, and total
                    year 1994, 1993, and 1992.

 99.3               Special items included in results
                    of operations for 1996, by quarter,
                    and total year 1995 and 1994.